UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 26, 2019

Finisar Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	000-27999	94-3038428
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1389 Moffett Park Drive, Sunnyvale, California 94089

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (408) 548-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On March 26, 2019, Finisar Corporation, a Delaware corporation (“Finisar” or the “Company”), held a special meeting of the Company’s stockholders in Menlo Park, California (the “Finisar Special Meeting”). As of February 5, 2019, the Company’s record date for the Special Meeting, there were a total of 117,900,912 shares of common stock, par value $0.001 per share, (the “Finisar common stock”) outstanding and entitled to vote at the Finisar Special Meeting. At the Finisar Special Meeting, 87,585,666 shares of Finisar common stock were present or represented by proxy and, therefore, a quorum was present.  The Company’s stockholders voted on three proposals, each of which was approved by the requisite vote of the Company’s stockholders. The final voting results for the proposals are set forth below.

Proposal 1: A proposal to adopt the Agreement and Plan of Merger, dated as of November 8, 2018, as may be amended from time to time (the “Merger Agreement”), by and among II-VI Incorporated, a Pennsylvania corporation (“II-VI”), Mutation Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of II-VI Incorporated, and Finisar (the “Merger Proposal”).

For	Against	Abstain
87,036,284	473,723	75,659

Proposal 2: A proposal to approve adjournments of the Finisar Special Meeting, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes at the time of the Finisar Special Meeting to approve the Merger Proposal.

For	Against	Abstain
81,250,046	6,229,842	105,778

Proposal 3: A proposal to approve, by non-binding, advisory vote, certain compensation that may be paid or become payable to Finisar’s named executive officers in connection with the merger contemplated by the Merger Agreement and the agreements and understandings pursuant to which such compensation may be paid or become payable.

For	Against	Abstain
72,073,200	14,646,857	865,609

The affirmative vote of stockholders of the Company holding a majority of the outstanding shares of Finisar common stock entitled to vote on the Merger Proposal satisfies one of the conditions to the closing of the merger contemplated by the Merger Agreement, which remains subject to other customary closing conditions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINISAR CORPORATION
(Registrant)

Date: March 26, 2019	By:	/s/ Michael E. Hurlston
Michael E. Hurlston
Chief Executive Officer (Principal Executive Officer)